Investment in Affiliates, at Equity	12 Months Ended
Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Investment in Affiliates, at Equity
Investment in Affiliates, at Equity

Investments in corporate joint ventures and other companies in which we generally have a 20% to 50% ownership interest were as follows:

	December 31,
	2011	2010
Fuji Xerox	$1,334	$1,217
All other equity investments	61	74
Investments in Affiliates, at Equity	$1,395	$1,291

Our equity in net income of our unconsolidated affiliates was as follows:

	Year Ended December 31,
	2011	2010	2009
Fuji Xerox	$137	$63	$30
Other investments	12	15	11
Total Equity in Net Income of Unconsolidated Affiliates	$149	$78	$41

Fuji Xerox
Fuji Xerox is headquartered in Tokyo and operates in Japan, China, Australia, New Zealand and other areas of the Pacific Rim. Our investment in Fuji Xerox of $1,334 at December 31, 2011, differs from our implied 25% interest in the underlying net assets, or $1,451, due primarily to our deferral of gains resulting from sales of assets by us to Fuji Xerox, partially offset by goodwill related to the Fuji Xerox investment established at the time we acquired our remaining 20% of Xerox Limited from The Rank Group plc.

Equity in net income of Fuji Xerox is affected by certain adjustments to reflect the deferral of profit associated with intercompany sales. These adjustments may result in recorded equity income that is different from that implied by our 25% ownership interest. Equity income for the three years ended December 31, 2011 include after-tax restructuring charges of $19, $38, and $46, respectively, primarily reflecting Fuji Xerox’s continued cost-reduction initiatives.
Condensed financial data of Fuji Xerox was as follows:

	Year Ended December 31,
	2011	2010	2009
Summary of Operations
Revenues	$12,367	$11,276	$9,998
Costs and expenses	11,464	10,659	9,781
Income before income taxes	903	617	217
Income tax expense	312	291	67
Net Income	591	326	150
Less: Net income - noncontrolling interests	5	5	1
Net Income - Fuji Xerox	$586	$321	$149
Balance Sheet
Assets:
Current assets	$5,056	$4,884	$4,111
Long-term assets	6,064	5,978	5,457
Total Assets	$11,120	$10,862	$9,568
Liabilities and Equity:
Current liabilities	$3,772	$3,534	$2,643
Long-term debt	817	1,260	1,368
Other long-term liabilities	700	707	1,104
Noncontrolling interests	25	22	19
Fuji Xerox shareholders' equity	5,806	5,339	4,434
Total Liabilities and Equity	$11,120	$10,862	$9,568

Yen/U.S. Dollar exchange rates used to translate are as follows:

Financial Statement	Exchange Basis	2011	2010	2009
Summary of Operations	Weighted Average Rate	79.61	87.64	93.51
Balance Sheet	Year-End Rate	77.62	81.66	92.46

Transactions with Fuji Xerox
We receive dividends from Fuji Xerox, which are reflected as a reduction in our investment. Additionally, we have a Technology Agreement with Fuji Xerox whereby we receive royalty payments for their use of our Xerox brand trademark, as well as rights to access our patent portfolio in exchange for access to their patent portfolio. These payments are included in Service, outsourcing and rental revenues in the Consolidated Statements of Income. We also have arrangements with Fuji Xerox whereby we purchase inventory from and sell inventory to Fuji Xerox. Pricing of the transactions under these arrangements is based upon terms the Company believes to be negotiated at arm's length. Our purchase commitments with Fuji Xerox are in the normal course of business and typically have a lead time of three months. In addition, we pay Fuji Xerox and they pay us for unique research and development costs.
Transactions with Fuji Xerox were as follows:

	Year Ended December 31,
	2011	2010	2009
Dividends received from Fuji Xerox	$58	$36	$10
Royalty revenue earned	128	116	106
Inventory purchases from Fuji Xerox	2,180	2,098	1,590
Inventory sales to Fuji Xerox	151	147	133
R&D payments received from Fuji Xerox	2	1	3
R&D payments paid to Fuji Xerox	21	30	33

As of December 31, 2011 and 2010, net amounts due to Fuji Xerox were $105 and $109, respectively.